Long-term debt	12 Months Ended
Dec. 31, 2022
Long-term debt
Long-term Debt

11. Long-term debt

On May 26, 2021, the Company received $1,000,000 from the Business Development Bank of Canada’s (“BDC”) Highly Affected Sectors Credit Availability Program (“HASCAP Loan”), funded by the Royal Bank of Canada. The HASCAP Loan is a $1,000,000 non-revolving ten year term credit facility with an interest rate of 4%. Repayment terms were interest only until May 26, 2022, and monthly principal plus interest payments for the remaining nine years. The HASCAP Loan is secured by a general security agreement and is guaranteed by BDC.

Repayment of principal and interest:
2023	$146,481
2024	142,037
2025	137,593
2026	133,148
2027	128,704
2028 to 2031	406,204
Total principal and interest payments	1,094,167
Less interest	(158,982)
Total principal remaining	935,185
Current portion of long-term debt	111,111
Non-current portion of long-term debt	824,074